As filed with the Securities and Exchange Commission on December 11, 2006.
Registration No. 333-137694

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-1
Amendment No. 2
to
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

CRAY INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	3571	93-0962605
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)
411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(206) 701-2000 (telephone)
(206) 701-2500 (facsimile)
(Address, including zip code, and telephone and facsimile number, including area code, of principal executive offices)

Kenneth W. Johnson
Senior Vice President, General Counsel
and Corporate Secretary
Cray Inc.
411 First Avenue South
Suite 600
Seattle, WA 98104-2860
(206) 701-2000 (telephone)
(206) 701-2500 (facsimile)
(Name, address, including zip code, and
telephone and facsimile number, including area code, of agent for service)

Copies to:

L. John Stevenson, Jr.	Robert A. Freedman
John J. Halle	Scott J. Leichtner
Stoel Rives LLP	Fenwick & West LLP
One Union Square, 36th Floor	801 California Street
Seattle, WA 98101-3197	Mountain View, CA 94041
(206) 624-0900 (telephone)	(650) 988-8500 (telephone)
(206) 386-7500 (facsimile)	(650) 938-5200 (facsimile)

   Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.    ☐
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering Price	Aggregate Offering	Registration
Securities to be Registered	Registered(3)	per Share(1)(2)	Price(1)(2)	Fee(4)

Common Stock, $.01 par value per share	8,625,000	$11.08	$95,565,000	$10,226

(1)	Estimated solely for the purpose of calculating the amount of the registration fee.

(2)	Calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low trading prices for the common stock on the Nasdaq Global Market on December 5, 2006.

(3)	Includes 1,125,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.

(4)	Of this sum $9,844.00 was previously paid.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

EXPLANATORY NOTE
     This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-137694) of Cray Inc. is being filed solely to amend Items 13 and 16(a) of Part II thereof and to file certain exhibits thereto. This Amendment No. 2 does not modify any provisions of the Prospectus constituting Part I of the Registration Statement. Accordingly, the Prospectus has not been included in this Amendment No. 2.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.
   The following table sets forth the costs and expenses we will pay in connection with the sale of the securities being registered. All amounts are estimates except the SEC registration fee and NASD filing fee.

SEC registration fee	$10,226
NASD filing fee	10,057
Legal fees and expenses	300,000
Accounting fees and expenses	100,000
Printing fees and expenses	75,000
Transfer agent and registrar fees	2,500
Miscellaneous	1,842

Total	$499,625

Item 16.	Exhibits and Financial Statement Schedules.
   (a) Exhibits.

Exhibit
Number	Description

1.1	Form of Underwriting Agreement
3.1	Restated Articles of Incorporation(1)
3.2	Amended and Restated Bylaws(1)
4.1	Form of Common Stock Purchase Warrants due June 21, 2009(14)
4.2	Indenture dated as of December 6, 2004, by and between the Company and The Bank of New York Trust Company, N.A. as Trustee (and Form of 3.0% Convertible Senior Subordinated Note included as Exhibit A to the Indenture)(12)
4.3	Form of Common Stock Purchase Warrant due June 3, 2009(20)
5.1	Opinion of Stoel Rives LLP
10.1	2000 Non-Executive Employee Stock Option Plan(5)
10.2	2001 Employee Stock Purchase Plan(11)
10.3	2003 Stock Option Plan(2)
10.4	2004 Long-Term Equity Compensation Plan(13)
10.5	Cray Canada Inc. Amended and Restated Key Employee Stock Option Plan(18)
10.6	Form of Management Continuation Agreement between the Company and its Executive Officers and certain other Employees(10)
10.7	Executive Severance Policy, as amended(21)
10.8	Lease Agreement between Merrill Place, LLC and the Company, dated November 21, 1997(6)
10.9	FAB I Building Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated June 30, 2000(7)

Exhibit
Number	Description

10.10	Amendment No. 1 to the FAB Building Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated as of August 19, 2002(3)
10.11	Conference Center Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated June 30, 2000(7)
10.12	Amendment No. 1 to the Conference Center Lease Agreement between Union Semiconductor Technology Corporation and the Company dated as of August 19, 2002(3)
10.13	Mendota Heights Office Lease Agreement between the Teachers’ Retirement System of the State of Illinois and the Company, dated as of August 10, 2000(7)
10.14	First Amendment to the Mendota Heights Office Lease Agreement between the Teachers’ Retirement System of the State of Illinois and the Company, dated as of January 17, 2003(3)
10.15	Sublease Agreement between Trillium Digital Systems Canada, Ltd. and OctigaBay Systems Corporation, dated as of January 13, 2003, with Consent to Subletting by and among 391102 B.C, Ltd. and Dominion Construction and Development Inc., Trillium Digital Systems Canada, Ltd., OctigaBay Systems Corporation and Intel Corporation, dated January 20, 2003, and Lease Agreement between Dominion Construction Company Inc. and 391102 B.C. Ltd., Trillium Digital Systems Canada, Ltd. and Intel Corporation, dated March 5, 2001(19)
10.16	Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated April 10, 2003, and Related Revolving Line of Credit Note(8)
10.17	First Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated March 5, 2004(19)
10.18	Second Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated June 7, 2004(19)
10.19	Third Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated November 29, 2004(19)
10.20	Fourth Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated December 15, 2004(19)
10.21	Securities Account Control Agreement, with Addendum, by and among Wells Fargo Bank, N.A. and the Company, dated as of December 15, 2004(19)
10.22	Technology Agreement between Silicon Graphics, Inc. and the Company, effective as of March 31, 2000(4)
10.23	Arrangement Agreement, dated as of February 25, 2004, by and among the Company, 3084317 Nova Scotia Limited and OctigaBay Systems Corporation(15)
10.24	Purchase Agreement, dated December 1, 2004, by and between the Company and Bear, Stearns & Co. Inc. as Initial Purchaser(12)
10.25	Registration Rights Agreement dated December 6, 2004, by and between the Company and Bear, Stearns & Co. Inc., as Initial Purchaser(12)
10.26	2005 Executive Bonus Plan(17)
10.27	Form of Officer Non-Qualified Stock Option Agreement(19)
10.28	Form of Officer Incentive Stock Option Agreement(19)
10.29	Form of Director Stock Option Agreement(19)
10.30	Form of Director Stock Option, immediate vesting(19)

Exhibit
Number	Description

10.31	Fourth Amendment to the Lease between Merrill Place LLC and the Company, dated as of October 31, 2005(22)
10.32	Letter Agreement between the Company and Peter J. Ungaro, effective March 7, 2005(16)
10.33	Offer Letter between the Company and Margaret A. Williams, dated April 14, 2005(23)
10.34	Offer Letter between the Company and Brian C. Henry, dated May 16, 2005(24)
10.35	Senior Secured Credit Agreement among the Company, Cray Federal Inc. and Wells Fargo Foothill, Inc., dated May 31, 2005(20)
10.36	Amendment No. One to the Senior Secured Credit Agreement among the Company, Cray Federal Inc. and Wells Fargo Foothill, Inc., dated November 9, 2005(25)
10.37	Form of Restricted Stock Agreement(26)
10.38	Retention Agreement between the Company and Peter J. Ungaro, dated December 20, 2005(26)
10.39	Retention Agreement between the Company and Brian C. Henry, dated December 20, 2005(26)
10.40	Retention Agreement between the Company and Margaret A. Williams, dated December 20, 2005(26)
10.41	Summary sheet setting forth amended compensation arrangements for non-employee Directors(27)
10.42	Amendment Number Two to Senior Secured Credit Agreement, dated as of March 14, 2006, among Wells Fargo Foothill, Inc., Cray Inc. and Cray Federal Inc.(28)
10.43	Form of Director Restricted Stock Agreement(1)
10.44	Cray 2006 Bonus Plan(9)
10.45	2006 Long-Term Equity Compensation Plan(30)
10.46	Amendment Number Three to Senior Secured Credit Agreement, dated as of July 12, 2006, among Wells Fargo Foothill, Inc., Cray Inc. and Cray Federal Inc.(31)
21.1	Subsidiaries of the Company(33)
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm(33)
23.2	Consent of Peterson Sullivan PLLC, Independent Registered Public Accounting Firm(33)
23.3	Consent of Stoel Rives LLP (included in Exhibit 5.1)
24.1	Power of Attorney for directors and officers(32)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on June 8, 2006.

(2)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2003 Annual Meeting, as filed with the Commission on March 31, 2003.

(3)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2002.

(4)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 15, 2000.

(5)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-57970), as filed with the Commission on March 30, 2001.

(6)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 1997.

(7)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2000.

(8)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 15, 2003.

(9)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on May 4, 2006.

(10)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 17, 1999.

(11)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-70238), filed on September 26, 2001.

(12)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on December 7, 2004.

(13)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2004 Annual Meeting, as filed with the Commission on March 24, 2004.

(14)	Incorporated by reference to the Registration Statement, as filed with the Commission on March 30, 2001.

(15)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on April 2, 2004.

(16)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 8, 2005.

(17)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 25, 2005.

(18)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-114243), filed on April 6, 2004.

(19)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2004.

(20)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on June 1, 2005.

(21)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on August 10, 2005.

(22)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on November 15, 2005.

(23)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on May 9, 2005.

(24)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on November 9, 2005.

(25)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on November 16, 2005.

(26)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on December 22, 2005.

(27)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on February 21, 2006.

(28)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 17, 2006.

(29)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2005.

(30)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2006 Annual Meeting, as filed with the Commission on April 28, 2006.

(31)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on August 9, 2006.

(32)	Previously filed with this Registration Statement on Form S-1 (File No. 333-137694), as filed with the Commission on September 29, 2006.

(33)	Previously filed with Amendment No. 1 to this Registration Statement on Form S-1 (File No. 333-137694), as filed with the Commission on November 24, 2006.
   Excluded from this list of exhibits, pursuant to Paragraph (b)(4)(iii)(a) of Item 601 of Regulation S-K, may be one or more instruments defining the rights of holders of long-term debt of the Company. The Company hereby agrees that it will, upon request of the Securities and Exchange Commission, furnish to the Commission a copy of any such instrument.

SIGNATURES
   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Seattle, Washington, on December 8, 2006.

CRAY INC.

By:	/s/ Peter J. Ungaro

Peter J. Ungaro
Chief Executive Officer and President
   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been duly signed by the following persons on December 8, 2006, in the capacities indicated.

/s/ Peter J. Ungaro Peter J. Ungaro	President, Chief Executive Officer and Director

/s/ Brian C. Henry Brian C. Henry	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kenneth D. Roselli Kenneth D. Roselli	Vice President and Corporate Controller (Principal Accounting Officer)

/s/ William C. Blake* William C. Blake	Director

/s/ John B. Jones, Jr.* John B. Jones, Jr.	Director

/s/ Kenneth W. Kennedy, Jr.* Kenneth W. Kennedy, Jr.	Director

/s/ Stephen C. Kiely* Stephen C. Kiely	Director

/s/ Frank L. Lederman* Frank L. Lederman	Director

/s/ Sally G. Narodick* Sally G. Narodick	Director

/s/ Daniel C. Regis* Daniel C. Regis		Director

/s/ Stephen C. Richards* Stephen C. Richards		Director

*By	/s/ Brian C. Henry Brian C. Henry Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Form of Underwriting Agreement
3.1	Restated Articles of Incorporation(1)
3.2	Amended and Restated Bylaws(1)
4.1	Form of Common Stock Purchase Warrants due June 21, 2009(14)
4.2	Indenture dated as of December 6, 2004, by and between the Company and The Bank of New York Trust Company, N.A. as Trustee (and Form of 3.0% Convertible Senior Subordinated Note included as Exhibit A to the Indenture)(12)
4.3	Form of Common Stock Purchase Warrant due June 3, 2009(20)
5.1	Opinion of Stoel Rives LLP
10.1	2000 Non-Executive Employee Stock Option Plan(5)
10.2	2001 Employee Stock Purchase Plan(11)
10.3	2003 Stock Option Plan(2)
10.4	2004 Long-Term Equity Compensation Plan(13)
10.5	Cray Canada Inc. Amended and Restated Key Employee Stock Option Plan(18)
10.6	Form of Management Continuation Agreement between the Company and its Executive Officers and certain other Employees(10)
10.7	Executive Severance Policy, as amended(21)
10.8	Lease Agreement between Merrill Place, LLC and the Company, dated November 21, 1997(6)
10.9	FAB I Building Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated June 30, 2000(7)
10.10	Amendment No. 1 to the FAB Building Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated as of August 19, 2002(3)
10.11	Conference Center Lease Agreement between Union Semiconductor Technology Corporation and the Company, dated June 30, 2000(7)
10.12	Amendment No. 1 to the Conference Center Lease Agreement between Union Semiconductor Technology Corporation and the Company dated as of August 19, 2002(3)
10.13	Mendota Heights Office Lease Agreement between the Teachers’ Retirement System of the State of Illinois and the Company, dated as of August 10, 2000(7)
10.14	First Amendment to the Mendota Heights Office Lease Agreement between the Teachers’ Retirement System of the State of Illinois and the Company, dated as of January 17, 2003(3)
10.15	Sublease Agreement between Trillium Digital Systems Canada, Ltd. and OctigaBay Systems Corporation, dated as of January 13, 2003, with Consent to Subletting by and among 391102 B.C, Ltd. and Dominion Construction and Development Inc., Trillium Digital Systems Canada, Ltd., OctigaBay Systems Corporation and Intel Corporation, dated January 20, 2003, and Lease Agreement between Dominion Construction Company Inc. and 391102 B.C. Ltd., Trillium Digital Systems Canada, Ltd. and Intel Corporation, dated March 5, 2001(19)
10.16	Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated April 10, 2003, and Related Revolving Line of Credit Note(8)
10.17	First Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated March 5, 2004(19)

Exhibit
Number	Description

10.18	Second Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated June 7, 2004(19)
10.19	Third Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated November 29, 2004(19)
10.20	Fourth Amendment to Credit Agreement between Wells Fargo Bank, N.A. and the Company, dated December 15, 2004(19)
10.21	Securities Account Control Agreement, with Addendum, by and among Wells Fargo Bank, N.A. and the Company, dated as of December 15, 2004(19)
10.22	Technology Agreement between Silicon Graphics, Inc. and the Company, effective as of March 31, 2000(4)
10.23	Arrangement Agreement, dated as of February 25, 2004, by and among the Company, 3084317 Nova Scotia Limited and OctigaBay Systems Corporation(15)
10.24	Purchase Agreement, dated December 1, 2004, by and between the Company and Bear, Stearns & Co. Inc. as Initial Purchaser(12)
10.25	Registration Rights Agreement dated December 6, 2004, by and between the Company and Bear, Stearns & Co. Inc., as Initial Purchaser(12)
10.26	2005 Executive Bonus Plan(17)
10.27	Form of Officer Non-Qualified Stock Option Agreement(19)
10.28	Form of Officer Incentive Stock Option Agreement(19)
10.29	Form of Director Stock Option Agreement(19)
10.30	Form of Director Stock Option, immediate vesting(19)
10.31	Fourth Amendment to the Lease between Merrill Place LLC and the Company, dated as of October 31, 2005(22)
10.32	Letter Agreement between the Company and Peter J. Ungaro, effective March 7, 2005(16)
10.33	Offer Letter between the Company and Margaret A. Williams, dated April 14, 2005(23)
10.34	Offer Letter between the Company and Brian C. Henry, dated May 16, 2005(24)
10.35	Senior Secured Credit Agreement among the Company, Cray Federal Inc. and Wells Fargo Foothill, Inc., dated May 31, 2005(20)
10.36	Amendment No. One to the Senior Secured Credit Agreement among the Company, Cray Federal Inc. and Wells Fargo Foothill, Inc., dated November 9, 2005(25)
10.37	Form of Restricted Stock Agreement(26)
10.38	Retention Agreement between the Company and Peter J. Ungaro, dated December 20, 2005(26)
10.39	Retention Agreement between the Company and Brian C. Henry, dated December 20, 2005(26)
10.40	Retention Agreement between the Company and Margaret A. Williams, dated December 20, 2005(26)
10.41	Summary sheet setting forth amended compensation arrangements for non-employee Directors(27)
10.42	Amendment Number Two to Senior Secured Credit Agreement, dated as of March 14, 2006, among Wells Fargo Foothill, Inc., Cray Inc. and Cray Federal Inc.(28)
10.43	Form of Director Restricted Stock Agreement(1)
10.44	Cray 2006 Bonus Plan(9)
10.45	2006 Long-Term Equity Compensation Plan(30)

Exhibit
Number	Description

10.46	Amendment Number Three to Senior Secured Credit Agreement, dated as of July 12, 2006, among Wells Fargo Foothill, Inc., Cray Inc. and Cray Federal Inc.(31)
21.1	Subsidiaries of the Company(33)
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm(33)
23.2	Consent of Peterson Sullivan PLLC, Independent Registered Public Accounting Firm(33)
23.3	Consent of Stoel Rives LLP (included in Exhibit 5.1)
24.1	Power of Attorney for directors and officers(32)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on June 8, 2006.

(2)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2003 Annual Meeting, as filed with the Commission on March 31, 2003.

(3)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2002.

(4)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 15, 2000.

(5)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-57970), as filed with the Commission on March 30, 2001.

(6)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 1997.

(7)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2000.

(8)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 15, 2003.

(9)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on May 4, 2006.

(10)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on May 17, 1999.

(11)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-70238), filed on September 26, 2001.

(12)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on December 7, 2004.

(13)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2004 Annual Meeting, as filed with the Commission on March 24, 2004.

(14)	Incorporated by reference to the Registration Statement, as filed with the Commission on March 30, 2001.

(15)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on April 2, 2004.

(16)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 8, 2005.

(17)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 25, 2005.

(18)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (SEC No. 333-114243), filed on April 6, 2004.

(19)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2004.

(20)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on June 1, 2005.

(21)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on August 10, 2005.

(22)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on November 15, 2005.

(23)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on May 9, 2005.

(24)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on November 9, 2005.

(25)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on November 16, 2005.

(26)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on December 22, 2005.

(27)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on February 21, 2006.

(28)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the Commission on March 17, 2006.

(29)	Incorporated by reference to the Company’s Annual Report on Form 10-K, as filed with the Commission for the fiscal year ended December 31, 2005.

(30)	Incorporated by reference to the Company’s definitive Proxy Statement for the 2006 Annual Meeting, as filed with the Commission on April 28, 2006.

(31)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q, as filed with the Commission on August 9, 2006.

(32)	Previously filed with this Registration Statement on Form S-1 (File No. 333-137694), as filed with the Commission on September 29, 2006.

(33)	Previously filed with Amendment No. 1 to this Registration Statement on Form S-1 (File No. 333-137694), as filed with the Commission on November 24, 2006.
   Excluded from this list of exhibits, pursuant to Paragraph (b)(4)(iii)(a) of Item 601 of Regulation S-K, may be one or more instruments defining the rights of holders of long-term debt of the Company. The Company hereby agrees that it will, upon request of the Securities and Exchange Commission, furnish to the Commission a copy of any such instrument.